Exhibit 10.6




                     LINE OF CREDIT NOTE


          $15,000,000                              Pittsburgh, Pennsylvania
                                              February 28, 1994

          This Line of Credit Note is executed and delivered under and pursuant to the terms of that certain Letter Agreement dated as of February 28, 1994 (the Letter Agreement and all extensions, renewals, amendments, substitutions or replacements referred to herein as the "Letter Agreement") by and between PNC BANK, NATIONAL ASSOCIATION (the "Bank") and LADD FURNITURE, INC. (the "Borrower").

          FOR VALUE RECEIVED the Borrower promises to pay to the order of the Bank at the office of the Bank at Fifth Avenue and Wood Street, Pittsburgh, Pennsylvania 15265 on or before the Termination Date the lesser of the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000) or the aggregate unpaid principal amount of all outstanding advances made by the Bank to the Borrower pursuant to the Letter Agreement and reflected on the loan account maintained by the Bank pursuant to Paragraph 12 of the Letter Agreement.

          Interest on the unpaid principal balance hereof shall be due and payable at the rates and the times set forth in the Letter Agreement.

          This Line of Credit Note is the Line of Credit Note referred to in the Letter Agreement. Reference is made to the Letter Agreement for provisions for the prepayment hereof and for the acceleration of the maturity hereof. All of the terms, including defined terms, conditions, covenants, representations and warranties, in the Letter Agreement are incorporated herein by reference as if same were fully set forth herein.

          Demand, presentation, protest, notice of dishonor and notice of default are hereby waived.

          WITNESS the due execution hereof with the intent to be legally bound hereby.


          ATTEST:                            LADD FURNITURE, INC.    (SEAL)


          By_____________________            By____________________________
          Title__________________            Title_________________________